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                                                                      EXHIBIT 32

                            SECTION 906 CERTIFICATION

 CERTIFICATION FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of Rohm and Haas Company ("Rohm and Haas") on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of Rohm and Haas hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that, based on their knowledge:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Rohm and Haas as of and for the periods covered by the Report.


/s/ Raj L. Gupta
--------------------------------
Raj L. Gupta
Chairman and Chief Executive Officer
Rohm and Haas Company
August 3, 2004


/s/ Jacques M. Croisetiere
---------------------------------
Jacques M. Croisetiere
Vice President and Chief Financial Officer
Rohm and Haas Company
August 3, 2004